Schedule of Investments
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–97.60%
Australia–3.45%
Corporate Travel Management Ltd.	350,338	$4,096,917
Belgium–3.59%
Anheuser-Busch InBev S.A./N.V.	56,534	4,265,358
Canada–2.27%
Ritchie Bros. Auctioneers, Inc.	63,913	2,698,407
Chile–1.52%
Liberty Latin America Ltd., Class C(a)	107,033	1,803,506
China–19.39%
Alibaba Group Holding Ltd., ADR(a)	34,076	7,039,761
Focus Media Information Technology Co. Ltd., A Shares	8,202,747	6,702,383
Gree Electric Appliances, Inc. of Zhuhai, A Shares	649,758	5,663,063
Kweichow Moutai Co. Ltd., A Shares	24,471	3,640,225
		23,045,432
Denmark–1.46%
DSV Panalpina A/S	15,908	1,730,449
Finland–1.30%
Asiakastieto Group OYJ(b)	40,804	1,544,194
France–2.88%
Bureau Veritas S.A.	34,616	955,648
Edenred	45,711	2,470,057
		3,425,705
Germany–4.53%
Scout24 AG(b)	78,163	5,390,435
Hong Kong–2.58%
AIA Group Ltd.	311,600	3,072,065
Japan–16.11%
FANUC Corp.	15,500	2,819,926
Kao Corp.	33,800	2,700,802
Keyence Corp.	6,600	2,237,767
MISUMI Group, Inc.	110,600	2,742,994
SMC Corp.	4,600	1,990,344
SoftBank Group Corp.	93,800	3,797,864
Sony Corp.	40,600	2,853,706
		19,143,403
Shares		Value
Luxembourg–5.07%
Eurofins Scientific SE	11,194	$6,030,890
Netherlands–5.26%
Prosus N.V.(a)	86,770	6,253,318
Poland–2.83%
Benefit Systems S.A.	13,357	3,364,729
South Korea–5.30%
Amorepacific Corp., Preference Shares(a)	26,369	1,825,775
Samsung Electronics Co. Ltd., Preference Shares	113,570	4,480,030
		6,305,805
Spain–1.47%
Amadeus IT Group S.A.	22,323	1,748,560
United Kingdom–18.59%
Auto Trader Group PLC(b)	257,155	1,891,471
Clarkson PLC	26,778	1,035,989
Domino’s Pizza Group PLC	735,768	2,996,592
Howden Joinery Group PLC	739,602	6,712,583
Just Eat PLC(a)	135,728	1,545,959
Liberty Global PLC, Series A(a)	294,334	6,039,734
Rightmove PLC	215,581	1,877,912
		22,100,240
Total Common Stocks & Other Equity Interests (Cost $98,664,016)		116,019,413
Money Market Funds–2.20%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(c)	914,344	914,344
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(c)	653,295	653,556
Invesco Treasury Portfolio, Institutional Class, 1.47%(c)	1,044,965	1,044,965
Total Money Market Funds (Cost $2,612,819)		2,612,865
TOTAL INVESTMENTS IN SECURITIES—99.80% (Cost $101,276,835)		118,632,278
OTHER ASSETS LESS LIABILITIES–0.20%		232,477
NET ASSETS–100.00%		$118,864,755

Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2020 was $8,826,100, which represented 7.43% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco International Select Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$4,096,917	$—	$4,096,917
Belgium	—	4,265,358	—	4,265,358
Canada	2,698,407	—	—	2,698,407
Chile	1,803,506	—	—	1,803,506
China	7,039,761	16,005,671	—	23,045,432
Denmark	—	1,730,449	—	1,730,449
Finland	—	1,544,194	—	1,544,194
France	—	3,425,705	—	3,425,705
Germany	—	5,390,435	—	5,390,435
Hong Kong	—	3,072,065	—	3,072,065
Japan	—	19,143,403	—	19,143,403
Luxembourg	—	6,030,890	—	6,030,890
Netherlands	—	6,253,318	—	6,253,318
Poland	—	3,364,729	—	3,364,729
South Korea	—	6,305,805	—	6,305,805
Spain	—	1,748,560	—	1,748,560
United Kingdom	6,039,734	16,060,506	—	22,100,240
Money Market Funds	2,612,865	—	—	2,612,865
Total Investments	$20,194,273	$98,438,005	$—	$118,632,278
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco International Select Equity Fund